UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

VistaCare, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50118 (Commission File Number)	06-1521534 (I.R.S. Employer Identification No.)

8125 North Hayden Road, Suite 300, Scottsdale, AZ (Address of principal executive offices)	85258 (Zip Code)

(480) 648-4545
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

99.1	Press release, dated April 28, 2003, issued by VistaCare, Inc.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On April 28, 2003, VistaCare, Inc. issued a press release announcing its results of operations for the three months ended, and financial condition as of, March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: April 28, 2003	By:	/s/ Richard R. Slager

Richard R. Slager Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 28, 2003, issued by VistaCare, Inc.

4